Exhibit 11(b)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Bremer Investment Funds, Inc., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Bremer Investment Funds, Inc. for the period ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Bremer Investment Funds, Inc. for the stated period.

/s/ Joel W. Reimers ___________________________________ Joel W. Reimers President, Bremer Investment Funds, Inc.	/s/ Richard A. DiNello ___________________________________ Richard A. DiNello Treasurer, Bremer Investment Funds, Inc.

Dated: June 4, 2004

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Bremer Investment Funds Inc. for purposes of the Securities Exchange Act of 1934.